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Debtor:  Cape Cod Light, L.L.C.                     Case Number:  01-10962 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cape Code Light, LLC was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.

/s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting